Second Quarter Investor Update

September 11, 2018










amazonPrime



Duke REALTY

Forward-Looking Statement

This slide presentation contains statements that constitute "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934 as amended by the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, among others, our statements regarding (1) strategic initiatives with respect to our assets, operations and capital and (2) the assumptions underlying our expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. A number of important factors could cause actual results to differ materially from those contemplated by forward-looking statements in this slide presentation. Many of these factors are beyond our ability to control or predict. Factors that could cause actual results to differ materially from those contemplated in this slide presentation include the factors set forth in our filings with the Securities and Exchange Commission, including our annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. We believe these forward-looking statements are reasonable, however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. We do not assume any obligation to update any forward-looking statements as a result of new information or future developments or otherwise.

Certain of the financial measures appearing in this slide presentation are or may be considered to be non-GAAP financial measures. Management believes that these non-GAAP financial measures provide additional appropriate measures of our operating results. While we believe these non-GAAP financial measures are useful in evaluating our company, the information should be considered supplemental in nature and not a substitute for the information prepared in accordance with GAAP. We have provided for your reference supplemental financial disclosure for these measures, including the most directly comparable GAAP measure and an associated reconciliation in the appendix to this presentation as well as in our most recent quarter supplemental report and earnings release, the latter two of which are available on our website at www.dukerealty.com. Our most recent quarter supplemental report also includes the information necessary to recalculate certain operational ratios and ratios of financial position. The calculation of these non-GAAP measures may differ from the methodology used by other REITs, and therefore, may not be comparable.

Contents



Who We Are

Largest pure play domestic-only industrial REIT

Founded 1972, IPO 1993; enterprise value ~$13 billion

509 modern facilities; 150 million Sq Ft


ePort, Perth Amboy, New Jersey
Turnpike Exit 10 Submarket
(3 buildings totaling 1.3 million SF)

Member of S&P 500 Index

Baa1/BBB+ credit ratings; very strong corporate governance

20 major U.S. logistics markets; 1,000 Customers

The Duke Realty Advantage

> 45 YEARS	of operating and development experience as a key foundation of long term company growth; trusted advisors to our clients, 20 to 30 year relationships with many customers
MODERN LOGISTICS FACILITIES IN "TIER 1" MARKETS	newer facilities highly attractive to the supply chain needs of leading e-Commerce and traditional distribution customers located in major MSA's and key trucking, rail, air cargo and shipping corridors
GROWING NOI & CASH FLOW (AFFO) STREAM	with contractual rent escalations; capturing continued strong market rent growth with increasing rental rates on rollover; low capex and highly occupied development project deliveries
FUNDING CAPACITY, BALANCE SHEET & GROWING DIVIDEND	over $1 billion of "dry powder" for growth opportunities within BBB+ credit rating parameters; continuous capital recycling by culling bottom of portfolio; expect steady AFFO growth of 5+% that correlates to similar dividend growth prospects


Con-way


amazon
fulfillment





KEY INDUSTRIAL BUSINESS DRIVERS & STATE OF THE MARKET

Demand: Macroeconomic Indicators / Drivers

	Correlation[1]	Growth Forecast	Trend
E-Commerce Sales	75% correlated to modern logistics facility [2] absorption	14-17%[3]	
Retail Sales[4]	45%	4.5-5.5%[4]	
Brick ‘n Mortar Sales[4]	60%	3.5-4.5%[4]	
GDP	55%	2.7-3.0%[5]	
Inbound Port Traffic, Intermodal Rail, Retail Inventories, Industrial Production	60%	3.0-3.5%[6]	

(1) Per CoStar Portfolio Strategy (CPS) *"Leading Economic Indicators" for logistics* ; (2) Modern, logistics facility defined as >1995 age and 250K+ SF size; correlation is to square feet of absorption and assumes 1-4 quarter lead; (3) Forecasts per CPS; (4) Retail Sales *forecasts represents "Retail Sales excluding food* services, Auto & *Gas"*, as of 2q18 per CPS, *"Brick 'n* Mortar Sales represents Retail ex-A&G less E-comm; (5) 2018 GDP per June 2018 FOMC projections; (6) Represents 2018 *forecast for industrial production, per Moody's Analytics.*

Demand: E-Commerce penetration and growth rate signal continued outsized growth

E-comm sales capturing greater proportion of overall retail sales – projections are a rise to 10-15% by 2020

E-comm sales growing approximately 15% annually ~ 4x to 5x rate of bricks and mortar

E-commerce as a % of Total Retail Sales



2.9%
3.4%
3.6%
4.0%
4.4%
4.8%
5.3%
5.8%
6.4%
7.2%
8.0%
8.8%
9.6%
2006
2008
2010
2012
2014
2016
2018

Growth Rate: E-commerce vs. in-store sales



YOY %
25%
15%
5%
-5%
-15%
15.2%
E-COMMERCE
3.4%
IN-STORE
2006
2008
2010
2012
2014
2016
2018

Source: Retail sales (incl A&G) and Ecomm sales as of Q2 per Census Bureau; if exclude A&G, penetration rises from 9.5% to 14.0%. E-comm sales capture in 2020 per *CoStar and Moody's.*

Demand: New industrial square footage needed to keep up with growth in e-commerce sales

$1 billion of E-commerce sales requires approximately 1 million SF of fulfillment space[(1)]

E-commerce sales require approximately 3 times the square footage of warehouse vs. bricks and mortar

Projected E-comm sales[(2)] from 2018 through 2021 could drive approximately 335 million SF of incremental demand

Incremental SF estimated from E-Comm per year
(square feet millions)



29
31
31
38
42
49
60
67
77
89
102
Projected cumulative 335 million square feet through 2021
2011
2013
2015
2017
2019
2021

(1) Metric per CBRE, Cushman & Wakefield, NAIOP. (2) Assumes E-comm sales growth of 15%, which is consistent with the actual 2015-2018 quarterly growth rate range of 15-17%

Evolution of Amazon Distribution Network Growth

Amazon's use of smaller delivery stations and Prime Now Hubs are growing, but are still a very small part of their distribution network. Growth opportunities are still far larger in their more traditional larger distribution and sortation ***centers. DRE's portfolio*** development platform and relationships are best positioned to capture growth opportunities.



Properties Added
(millions SF)
30
25
20
15
10
5
0
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018

Sources: Historical data and facility types per MWPVL & CoStar, 2018 = Q1 YTD + estimated under construction

FULFILLMENT/DISTRIBUTION CENTER
- typical range 500K - 1.0M SF





SORTATION CENTER
- typical size 200K - 500K SF





DELIVERY STATION
- typical size 50K - 200K SF





PRIME NOW HUB
- typical size 25K - 50K SF





Fundamentals: Supply in better shape than last cycle, supported by stronger occupancy and rent growth backdrop



Under Construction (MSF)*
Under Construction as % of Stock*
250
200
150
100
50
0
4%
3%
2%
1%
0%
UC % of Stock
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018

Total Under Construction as % of Stock at ~1.8% manageable with strong overall fundamentals; and slightly decelerating

+

Vacancy Rates today at ~4.4% are 360 basis points lower than last cycle low

=

Stronger Rent Growth this cycle



Market Rent Growth (Y/Y)*
2.9%
2.7%
-0.4%
-4.2%
-2.7%
0.0%
2.0%
3.8%
5.2%
6.4%
6.8%
6.6%
5.9%
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018

Source: *CoStar's (CPS) all industrial* *National index comprising 54 major Core Based Statistical Areas (CBSAs) as defined by U.S.OMB. U/C is through latest quarterly period; Rent Growth current year is a CPS forecast. Current vacancy rate comprises the estimates from CBRE and CPS. As of 8/21/2018

Industrial Sector Advantage: Long term growth expected to significantly outperform other major property sectors



Industrial Sector
Other Major Sectors
4.5%
1.3%
4.5%
2.3%
4.3%
1.5%
4.2%
2.1%
4.0%
1.8%
3.6%
1.5%
2017
2018E
2019E
2020E
2021E
2022E

Source: Green Street Advisors, as of 8/27/2018, on a wtd avg basis and includes PSB. "Other Major Sectors" comprises Office, Apartments and Retail. Data updated Feb and August of each year.



17791 Perris Boulevard (Deckers Outdoor Corp), Inland Empire East Submarket

ASSET STRATEGY | OPERATING PORTFOLIO

Portfolio Geography

Diversified in 20 major logistics markets	Growth focus in Tier 1 markets	59% Tier 1 market exposure



Seattle
Minneapolis-St. Paul
Eastern/Central Pennsylvania
Chicago
New Jersey
Northern California
Indianapolis
Columbus
Washington DC/ Baltimore
Cincinnati
St. Louis
Nashville
Raleigh
Southern California
Atlanta
Savannah
Dallas
Houston
Central Florida
South Florida
Concentration by NAV
< $350MM
$350MM – $599MM
$600MM – $999MM
> $1B

Note: Cap rate estimates for NAV per CBRE semi-annual cap rate survey plus an adjustment factor per DRE relative *portfolio quality by market. "Tier 1" markets = Chicago, N. and S. California, Atlanta, New Jersey, Dallas, South Florida,* Eastern PA and Seattle.

Industrial Best in Class Portfolio

Average Bldg Size Comparison

(sf per building in 000's)



Peers
156
DRE
286



Average Building Age

(in years)



28
24
22
21
17
11
21 peer avg
STAG
FR
PLD
EGP
LPT
DRE



32'+ Clear Height % of Portfolio

(as % of each data set SF)



63%
30%
17%
DRE
Peers
CoStar54

% of Total Absorption represented by 32'+ Clear Height

(as % of CoStar54 total inventory)



67%
55%
% Since 2016
% Since 2014

32'+ CLEAR HEIGHT DRIVING MAJORITY OF ABSORPTION GROWTH, contributing to strong leasing and development opportunities. DUKE REALTY PLATFORM BEST POSITIONED

Industrial Peers include DCT, EGP, FR, LPT, PLD, and STAG. Per CoStar August 2018; DRE 2Q18 actual.

Modern, Big Box Facilities Producing Strong Rent Growth and Low Capex . . . Drives AFFO Growth

Duke Realty Renewal Rent Growth by Building Size

(2013 - 2017)



12%
12%
15%
12%
<100K SF
100K-500K SF
>500K SF
Total

National Average Rent By Age*



Older than 2005
$4.53
2005 or Newer
$5.44
20.0% higher rents

Source: CoStar Portfolio Strategy
*Comprises 38 Core Based Statistical Areas (CBSAs) as defined by the U.S. Office of Mgt & Budget where Duke owns logistics properties. Rent observations are weighted by SF at the building level, for bulk buildings of at least 150K SF.

Duke Realty Average TIs/LCs

(as % of Net Effective Rent*)



15%
12%
11%
12%
<100K SF
100K-500K SF
>500K SF
Total

*Net Effective Rent ("NER") is the total rent excluding expense reimbursements collected over the life of a lease. Capex comprises second generation TI's and LC's. (2008 - 2017)

Duke Realty Average Building Improvements**

(per square foot)



-- Size Stratification --
$0.15
$0.07
$0.02
$0.06
<100K SF
100K-500K SF
>500K SF
Total
-- Age Stratification --
$0.02
$0.09
$0.14
$0.06
0-10
10-20
20+
Total

** Capital costs to maintain the quality and functionality of a building - primarily roof, HVAC, parking and truck court replacements. (2008 - 2017)

Tenant Profile and Risk Management

Rank	Tenant	Length of Relationship (years)	AGLV	% of Total AGLV
1	Amazon.com	11	$ 39.2	6.5%
2	UPS	20	15.1	2.5%
3	Wayfair	2	12.1	2.0%
4	NFI Industries	12	8.7	1.5%
5	Floor & Décor	13	8.3	1.4%
6	Crate and Barrel	21	8.2	1.4%
7	Target	20	7.6	1.3%
8	Home Depot	20	6.8	1.1%
9	HD Supply	15	6.1	1.0%
10	XPO Logistics	9	5.6	0.9%
	Total		$ 117.7	19.6%

Note: AGLV = Annualized Gross Lease Value



Health Services 3%
Chemical Products 2%
Other(1) 3%
Publishing 2%
Technology 3%
Textiles 4%
Transportation 20%
Food products 5%
Consumer Services 6%
Manufactured Products 16%
Wholesale Goods 10%
Retail 10%
E-commerce 17%

(1) Other includes government agencies, construction, financial services, utilities, and agriculture

Strong Financial Review Protocols

- Due Diligence on prospective tenants
- Credit analysis reviews
- Rent reserve protocols
- Watch-lists
- Biannual market review meetings

Proactive Asset Management

- Strong tenant relationships
- Regular physical inspections
- Aggressive accounts receivable control
- Operating expense & capital expenditure control
- Location strategy, standard facility build-outs and strong regional operations teams contribute to reduced risk on re-leasing space and maintaining long term functionality

Operating Platform Aligned with E-commerce Growth

17% of tenant base e-commerce oriented… and growing

36% of development starts since 2013 e-commerce related

538,000 square feet average e-commerce lease size since 2013


Legacy Commerce Center (Brownfield development), Linden, NJ

ASSET STRATEGY | DEVELOPMENT CAPABILITIES

Development Strategic Advantages

> 45 YEARS	of development experience
STRATEGIC LAND	locations that can support 28 million square feet of logistics development (including land options); Seasoned, local teams in every market to source new opportunities, with a focus on infill redevelopment
66% REPEAT BUSINESS	since 2010 with national customers; growing track record in executing e-commerce facilities….development pipeline has averaged over 25% e-commerce related since 2016
INTERNAL TEAM	provides competitive advantage in all aspects of development, including preconstruction and construction, to deliver lowest cost projects on schedule; enhances opportunities to win lower risk build-to-suits typically with major customers
STRONG RISK MANAGEMENT	policies in place to govern speculative exposure and development pipeline size

Development Strategic Advantages

Activity Since 2010

$3.4B investment and 128 development projects

51% of projects build-to-suit; 56% of projects > 50% pre-leased

$790 million estimated value creation(1)

Yields and profit margins of 6.6% and 23%, respectively(2)



(1) Value creation uses market cap rates at delivery date, with cap rate sources per CBRE and internal records; (2) Based on stabilized cash yield.

Select Recent Development Activity



Chicago
• One spec development
• 183,000 SF
• 0% pre-leased
Pennsylvania
• Two spec developments
• 1.8 million SF
• 0% pre-leased; currently 55% leased
New Jersey
• Two spec developments
• 856,000 SF
• 0% pre-leased
Southern California
• 1.9 million SF in four projects
• Two build-to-suits
• 38% pre-leased; currently 66% leased
Indianapolis
• 992,000 SF in three projects
• Two build-to-suits
• 70% pre-leased; currently 100% leased
Columbus
• 2.1 million SF
• Two build-to-suits
• 100% pre-leased
Atlanta
• Three spec developments
• 1.3 million SF
• 0% pre-leased
wayfair
Dallas
• 1.7 million SF in three projects
• One build-to-suit
• 78% pre-leased
Houston
• 1.4 million SF in two projects
• One build-to-suit
• 85% pre-leased; currently 100% leased
South Florida
• Two spec developments
• 313,000 SF
• 0% pre-leased; currently 53% leased

Speculative Development: Proven Execution

48 speculative projects since 2010

Successful lease-up …average stabilization 6 months after in-service

14% average pre-leased at start; 90% leased at 6/30/2018

$1.03 Billion investment; 25-30% margins


Duke
REALTY

In-Fill Redevelopment: Core Expertise

- 36 logistics projects
- 10.6 million square feet
- $1.0 billion investment
- ~ 30% profit margins

Example In-fill Redevelopment: SoCal – South Bay submarket

- 2015 in-fill land acquisition of brownfield site, adjacent to existing DRE facility
- Successfully completed a remediation plan with government agencies, demolished an old manufacturing facility, remediated the site and completed the entitlement process
- Estimated profit margin 80%+



Los Angeles
(9 Miles)
110
110
Los Angeles International Airport (LAX) (10 Miles)
11600 Alameda St
201,000 SF
2700 East Imperial Hwy
323,000 SF
105
Imperial Highway
Alameda St
Ports of Los Angeles & Long Beach (11 Miles)
Alameda Rail Corridor

In-fill Redevelopment: SoCal – Mid-Counties submarket


LOS ANGELES
16301 & 16501 Trojan Way
La Mirada
Long Beach
PORT OF LOS ANGELES
AND
PORT OF LONG BEACH


Anaheim
(7 Miles)
Alondra Blvd
16501 TROJAN WAY
497,000 SF
Trojan Way
16301 TROJAN WAY
477,000 SF
RECENT COMPLETION
Ports of
Los Angeles
& Long Beach
(15 Miles)
Los Angeles
International
Airport (LAX)
(23 Miles)
Santa Ana Freeway


16501 TROJAN WAY
497,000 SF
16301 TROJAN WAY
477,000 SF
(100% pre-leased to UPS Logistics)

- 2015 in-fill land acquisition of brownfield site, adjacent to existing DRE facility
- Successfully worked through site remediation contingencies and various government approvals
- Estimated profit margin > 40%

In-fill Redevelopments: Northern New Jersey

Meadowlands Submarket



17
1 Catherine Street
156,000 SF
Teterboro Airport
5 Ethel Boulevard
Development Site
194,000 SF

- As part of the 2017 “Bridge” acquisition, DRE acquired the right to develop two land sites totaling 43 acres in prime in-fill “last mile” locations in Northern New Jersey
- Commenced development in early 2018 for a 36’ and a 40’ clear height facility, totaling 856,000 square feet, with delivery expected in 2019
- The modern building features will be truly unique to their respective submarkets
  - In these two submarkets, only 35 of 2,020 facilities (1.7%) have > 30’ clear height and built after 1997

Newark Submarket



Manhattan Skyline
Hudson River
Newark Bay
95
429 Delancy Street
Development Site
662,000 SF
2 Miles from Newark Intl. Airport and Ports of Newark and Elizabeth
9

Strong Relative Development Pipeline

Total U.S. Pipeline Size



Development Pipeline
(in $ millions)
% of Assets
11.3%
7.0%
8.4%
7.0%
4.8%
3.4%
$1,029
$985
$520
$423
$95
$186
PLD
DRE
LPT
DCT
EGP
FR

Pipeline Pre-leasing Track Record



3 Yr Avg Pre-lease
Current Pre-lease
80%
60%
40%
20%
0%
62%
3 Yr Avg
36%
peer
3 yr avg
(excludes DRE)
PLD
DRE
LPT
DCT
EGP
FR

Note: Pipeline size and pre-lease % only include domestic, industrial projects under development and exclude pre-stabilized in-service developments. Development as % of assets, defined as industrial pipeline divided by gross assets after *add back of depreciation except for PLD which includes global pipeline and consolidated (global) gross assets (JV's at* share) due to availability of information. Source: Q2 2018 and historical company supplementals.


Lindenmeyr Munroe
1 Catherine Street, Teterboro, NJ, Meadowlands Submarket (156,000 SF)

ASSET STRATEGY | ACQUISITIONS

Acquisition Strategy

MARKET	focused on growth in Tier 1, primarily high barrier markets such as Southern California, Northern New Jersey and South Florida
PRODUCT	Modern, class A logistics product and older product in strategic infill locations with potential for redevelopment
INVESTMENT PROFILE	Core, value add, or opportunistic
PLATFORM	Use acquisitions to build economies of scale and leverage regional operations and development platform in targeted markets
RELATIONSHIPS	Leverage relationships with brokers, principals and tenants to focus on both marketed and off-market transactions
EFFICIENCY	Internal due diligence teams and excellent access to capital allow for a highly efficient due diligence and funding process

Portfolio Recycling Case Study – Selective, Strategic & Long Term Accretive


MARS
COUNTYLINE CORPORATE PARK

- Select portfolio recycling
- Long term accretive
- Estimated IRR spread on acquisition exceeds disposition . . . with upside to long term rental rate growth

Q2 Disposition – Columbus, OH

Proceeds: $233M

- Portfolio: 4 bldgs, 3.8 msf, Avg Age - 6yrs
- Occupancy: 100%, 7 yr. avg. term
- Location: ~15 miles West of Columbus, OH off of I-70
- Notes: Bon-Ton Stores (20% of portfolio) defaulted on lease and vacated soon after closing

Q2 Acquisition – Miami, FL

Acquisition Price: $176M

- Portfolio: 3 bldgs, 1.1 million sf, newly built
- Occupancy: 100%, 13 yr. avg. term
- Location: Close to I-75 & FL Turnpike, ~15 miles to Miami Airport, adjacent to DRE's 677,000 sf Miami Industrial Logistics Center
- Notes: ROFO on subsequent development in park; up to 8m sf



AllPoints Midwest Building 3 (Walmart.com), Airport Submarket, Indianapolis, IN

OPERATING STRATEGY

Exceptional Leasing Performance | Record Occupancy and Balanced Supply-Demand Continues to Support Rent Growth

Stabilized Portfolio Occupancy

(stabilized in-service assets)



97.1%
97.8%
98.1%
98.5%
98.2%
2014
2015
2016
2017
Q2 2018

Key Metrics Driving Performance[1]

- **98.3%** average stabilized occupancy
- **21%** average GAAP rent growth
- **8%** average cash rent growth
- **7.9 years** average lease term at signing
- **6.0 years** average lease term remaining (in-service portfolio)
- **3.7%[2]** same property NOI growth

(1) Statistics above 1/1/2017 – 6/30/2018 (unless otherwise noted); Rent growth and renewal metrics based on second generation leasing only. Average lease term includes first generation leases, typically new development starts. (2) Reflects YTD 2018 same property growth under new methodology adopted starting 1/1/2018.

Strong Overall NOI Growth

DRE better positioned for overall NOI growth because of higher percentage of properties in non-same property population with significant upside



Q2 Actual NOI (annualized)
NOI Growth Upside
($'s in millions)
$18.6
$465.2
4.0%
2018 Mid-point guidance
(escalators + rent growth + flat to -0.5% occupancy)
39.8%
growth upside to Stabilization
$42.7
$107.4
$57.7
20.8%
embedded near term total NOI growth upside from Q1
$119.0 Upside
$572.6 Existing
Same Property NOI
Non-Same Property NOI In-service
Under Dev NOI
(future – 2018 & 2019; 49% of costs funded)
Total NOI

	Same Property NOI	Non-Same Property NOI In-service	Under Dev NOI	Total NOI
Occupancy – DRE Q2	98.0%	79%	55%	94.0%
- occupancy upside to stabilization (~96-98%)	stabilized	+17-19%	+41-43%	+2.0-4.0%
Occupancy – DRE 2Y Avg	97.9%			
Occupancy – Peers Q2	97.2%			
Occupancy – Peers 2Y Avg	96.6%			
In-service NOI % - DRE Q2	81%	19%		
In-service NOI % - Peer Avg Q2	90%	10%		

DRE achieved peak same-property occupancy sooner than peers

DRE has much larger non-same property pool than peers with significant occupancy upside

"Peers" = PLD,DCT,LPT,FR; EGP on NOI basis only. NOI figures on a cash basis. Under Development NOI incorporates unfunded capital requirements to complete construction of facilities.

Consistent Historical Cash Flow Growth | Dividends Integral to Investment Returns


($ in millions)
AFFO
Special Dividend
Normal Dividend
$185
$227
$223
$296
$231
$330
$70
Sp Div
$241
$355
$258
$378
$306
Sp Div
$277
$399
$294
$429(1)
~7.3% Growth
2012
2013
2014
2015
2016
2017
2018 Guidance mid-point

AFFO/sh Growth	5.1%	9.8%	6.7%	5.2%	5.0%	3.8%	7.3%(1)
Normal Div/sh Growth	n/a	n/a	n/a	5.9%	5.6%	5.3%	5.2%
AFFO Payout	83%	76%	71%	68%	69%	70%	69%

(1) *2018 AFFO approximates 2018 DRE Range of Estimates "Growth in AFFO – Share Adjusted"*, deriving to a growth mid-point of approximately 7.3%. 2018 dividends per share per First Call consensus ($0.81/sh).

Superior Cash Flow to Earnings Ratio

Company	AFFO/FFO Ratio[1] 3yr Avg
DRE	**89%**
FR	79%
LPT	82%
PLD[2]	80%
EGP[3]	75%
Peer Avg	**79%**
DRE > Peers	10%

(1) Three year average AFFO/Core FFO ratio computed on a share adjusted basis.
(2) *Removed disposition gains from AFFO. These are from land and development projects contributed to JV's or sold.*
(3) EGP does not report AFFO. EGP is current year consensus AFFO Median / FFO consensus mean. Source: First Call

Duke's Superior Ability to Convert FFO to Cash

- Larger and better pre-leased development pipeline driving AFFO Growth *(no capex for ≈10* years)
- Younger portfolio = less maintenance expenditures
- Lower lease rollover = less capital expenditures
- Focus on overall deal quality (incl. capex and incentives) not just rent growth


16328
Lockport 16328 / 16410 / 16508 (3 buildings, 803,000 SF), I-55 Submarket, Chicago, IL

CAPITAL STRATEGY

Strong Credit Ratings

Moody's
Baa1
(stable outlook)

S&P
BBB+
(stable outlook)


($ in millions)
DEBT MATURITIES
Only 14% of debt matures through 2021
$4
$52
$15
$320
$604
$1,770
2018
2019
2020
2021
2022
Thereafter
Weighted Avg Interest Rate
6.04%
7.36%
5.86%
3.81%
4.20%
3.85%
JV Debt
Secured Debt
Unsecured Debt

Note: Above proforma for the prepayment of $224 million of secured debt and new unsecured bond issuance of $450 million at 4%.

- $1.2 billion line of credit with a 2022 maturity. Borrowing rate currently ~ 2.9%.
- Leverage levels and liquidity / borrowing capacity provides dry powder for significant growth.
  - Availability to fund future growth of approximately $1.0 – $1.3 billion without equity, while still maintaining leverage metrics within current ratings level.

Conservative Capital Structure with Refinancing Upside

Fixed Charge Coverage Ratio[(1),(2)]


Average: 4.6x
4.9x
4.8x
6.2x
4.8x
3.7x
4.2x
4.2x
DRE
DRE Guidance
PLD
EGP
DCT
FR
LPT

Net Debt / EBITDA[(1),(2)]


Average: 5.5x
4.3x
5.1x
5.1x
5.6x
5.7x
4.9x
6.2x
DRE
DRE Guidance
PLD
EGP
DCT
FR
LPT

Debt Profile[(3),(4)]

	Fixed / Variable%	Unsecured / Secured %	Wtd Avg Rate %
DRE	100 / 0	97 / 3	4.0
PLD	89 / 11	86 / 14	3.0
EGP	91 / 9	82 / 18	3.6
DCT	74 / 26	91 / 9	4.4
LPT	87 / 13	92 / 8	3.8
FR	100 / 0	77 / 27	4.3

(1) All peers are 6/30/18 current quarter annualized per Wells Fargo Credit research, except PLD which is per Company Supplemental, excluding development gains.
(2) DRE 6/30/18 Actual – Fixed Charge Coverage (FCC) and Net Debt/EBITDA current quarter annualized as reported in supplemental, DRE Forecast TTM midpoint of guidance.
(3) Per 6/30/18 Company Supplementals. Figures *in %'s*.
(4) Above proforma for the prepayment of $224 million of secured debt and new unsecured bond issuance of $450 million at 4%.


Duke
REALTY
Freeport IX , DFW submarket, Dallas, TX

WHY DUKE REALTY?

Attractive Yield, Payout Ratio and Relative Valuation

Dividend Yield



2.8%
2.9%
3.7%
2.7%
2.7%
2.4%
4.9%
1.9%
3.0% = Peer Avg
DRE
PLD
LPT
FR
EGP
TRNO
STAG
REXR

AFFO payout ratio



68.6%
68.7%
86.3%
65.5%
77.1%
89.3%
82.6%
71.8%
76% = Peer Avg
DRE
PLD
LPT
FR
EGP
TRNO
STAG
REXR

Notes/Source: AFFO estimate is latest consensus median per S&P GMI; DRE per (implied, share-adjusted) guidance mid-point. Peer Median used to eliminate wide inconsistencies across analyst modeling of certain peer company gains from contributions, promotes, etc. Dividend is consensus estimate.

Price / AFFO 2018E



23.7
23.6
23.1
24.0
28.1
36.6
16.5
36.0
26.8 = Peer Avg
DRE
PLD
LPT
FR
EGP
TRNO
STAG
REXR

Notes: AFFO estimate consensus median per S&P GMI; DRE per implied guidance mid-point. Peer median used to eliminate wide inconsistencies across analyst modeling of certain peer company gains from contributions, promotes, etc.

Premium / (Discount) to NAV



-2.3%
0.5%
-6.6%
-4.0%
12.3%
1.9%
0.1%
0.6%
0.7% = Peer Avg
DRE
PLD
LPT
FR
EGP
TRNO
STAG
REXR

Source: S&P GMI as "Consensus NAV". S&P GMI captures approximately 65% of DRE street analyst coverage – NAV/sh $28.63. DRE's full street analyst coverage averages to roughly $28.90/sh NAV; Green Street Q2 NAV = $29.50 (excl debt MTM)

Note: All share price and estimates data as of 9/4/2018.

Why Duke Realty?

✓ Superior Asset Quality

- Youngest portfolio in industry and 286,000 square foot average building size produces lower capex, lower turnover, and higher credit tenants including fast growing e-commerce customers
- Benefit from tenant flight to quality in down cycle, more cash flow resilience

✓ Industry Leading Management Team | 45 Year Development Track Record of Creating Value

- Highly renowned executive team with proven success; vertically integrated platform with deep customer relationships
- Industrial development starts have averaged $512 million since 2012 and averaged 61% pre-leased. Estimated margins over 20% generating significant value creation. Strategic land bank and land acquisitions fuels long term NAV growth potential

✓ Best in Class Balance Sheet

- Lowest Debt/EBITDA ratio in sector
- Excellent access to capital; emphasis on self-funding
- Over $1 Billion of "Dry Powder" to support future growth

✓ Consistent Cash Flow Growth

- 6.1% CAGR in AFFO for last 6 years with strong portfolio dynamics to drive continued growth
- Significant portfolio repositioning and corresponding FFO dilution now in rear view mirror; normalized growth expected starting 2H 2018. Implied 2H 2018 FFO growth per guidance range of 11 to 15% over 2H 2017.

✓ Low Dividend Payout Ratio with Dividend Increases

- Dividend increases last three years (5.9%, 5.6% and 5.3%, respectively) and positioned for future increases

Corporate Responsibility (ESG) at Duke Realty

Environmental



USGBC
5901

58 LEED CERTIFIED PROJECTS*

18 LEED ACCREDITED IN-HOUSE STAFF

GRESB REAL ESTATE Member

GRESB MEMBER AND PROUD 2018 SURVEY PARTICIPANT

Social



GLEANERS

200 LOCAL CHARITIES SUPPORTED

10,800 VOLUNTEER HOURS

Orange County Business Journal BEST PLACES TO WORK 2018

Best Companies to Work for in Texas 2018

South Florida Business Journal's HEALTHIEST employers 2018

Governance



PAX ellevate

ISS**

20% BY 2020 WOMEN ON BOARDS

Over 20% OF EXECUTIVES AND BOARD MEMBERS ARE WOMEN

Note: In 2017 DRE was recognized with 14 total "Best Place to Work" and "Wellness" awards in 2017. *LEED Certified projects completed since 2008. **ISS *assesses a "QualityScore" (QS) based* on four pillars - Board Structure, Shareholder Rights, Compensation and Audit; in aggregate, over 100 variables drive the QS. Current peer set is S&P 500 firms as of 08/01/18. DRE has consistently ranked within top 3 QS deciles since 2013.

2018 Range of Estimates

(dollars in millions except per share amounts)

Metrics	2017 Actual	2018 YTD	Range of Estimates Pessimistic	Range of Estimates Optimistic	Key Assumptions
Net Income per Share Attributable to Common Shareholders - Diluted	$4.56	$0.74	$0.97	$1.12	- Previous guidance of $0.71 to $1.09. - Lower gains on property sales compared to 2017.
NAREIT FFO per Share Attributable to Common Shareholders - Diluted	$1.27	$0.33	$1.29	$1.37	- Previous guidance of $1.26 to $1.34. - Includes net gains on land sales.
Core FFO per Share Attributable to Common Shareholders - Diluted	$1.24	$0.33	$1.29	$1.35	- Previous guidance of $1.26 to $1.32. - Lease up of new development and acquisitions. - Strong rent growth. - Minimal downtime on expirations.
Growth in AFFO - Share Adjusted	3.8%	(3.3)%	4.5%	10.0%	- Driven by same factors impacting Core FFO. - YTD performance due to inclusion of medical office portfolio in Q2 2017
Average Percentage Leased (stabilized portfolio)	98.1%	98.3%	97.9%	98.7%	- Previous guidance of 97.5% to 98.5%. - Immediate backfills on many terminations. - Lease up of new development and acquisitions.
Average Percentage Leased (In-service portfolio)	96.3%	96.9%	96.5%	97.3%	- Previous guidance of 96.0% to 97.0%. - Lease up of speculative development and acquisitions sooner than expected.
Same Property NOI Growth (1)	3.2%	3.7%	3.5%	4.5%	- Previous guidance of 3.25% to 4.75%. - Continued solid rent growth expected, embedded lease escalators.
Building Acquisitions (Duke share)	$997	$210	$100	$400	- Previous guidance of $100 to $500. - Focused on high barrier markets.
Building Dispositions (Duke share)	$3,095	$471	$470	$600	- Previous guidance of $350 to $550. - Data centers and Midwest non-strategic industrial.
Land Sale Proceeds	$58	$6	$10	$20	- Non-strategic inventory is shrinking.
Development Starts (JVs at 100%)	$866	$616	$750	$950	- Previous guidance of $650 to $850 - Significant number of BTS projects. - Speculative starts in targeted growth markets.
Service Operations Income	$5	$4	$2	$5	- Previous guidance of $1 to $4. - Joint venture development.
General & Administrative Expense	$55	$34	$57	$53	- Stable overhead levels.
Effective Leverage (Gross Book Basis)	29%	28%	33%	29%	- Reflects short-term impact of medical office properties disposition.
Fixed Charge Coverage (TTM)	4.5X	4.8X	4.5x	5.0x	- Reflects impact of unstabilized development and acquisitions.
Net Debt to Core EBITDA (TTM)	4.5X	4.6X	5.3X	4.8X	- Reflects short-term impact of medical office properties disposition. - Increase to fund development. - Maintain Baa1/BBB+ ratings.

Note: Bolded estimates represent current quarter changes.

(1) 2017 actual Same Property NOI Growth was restated to reflect current methodology agreed to by DRE and other industrial REITs.

Definitions

Supplemental Performance Measures

Funds from Operations *("FFO")*: FFO is computed in accordance with standards established by the National Association of Real Estate Investment Trusts ("NAREIT"). NAREIT defines FFO as net income (loss) excluding gains (losses) on sales of depreciable property and impairment charges related to depreciable real estate assets; plus real estate related depreciation and amortization, and after similar adjustments for unconsolidated joint ventures. We believe FFO to be most directly comparable to net income as defined by generally accepted accounting principles ("GAAP"). We believe that FFO should be examined in conjunction with net income (as defined by GAAP) as presented in the financial statements accompanying this release. FFO does not represent a measure of liquidity, nor is it indicative of funds available for our cash needs, including our ability to make cash distributions to shareholders.

Core Funds from Operations *("Core FFO")*: Core FFO is computed as FFO adjusted for certain items that are generally non-cash in nature and that materially distort the comparative measurement of company performance over time. The adjustments include gains on sale of undeveloped land, impairment charges not related to depreciable real estate assets, tax expenses or benefits related to (i) changes in deferred tax asset valuation allowances, (ii) changes in tax exposure accruals that were established as the result of the previous adoption of new accounting principles, or (iii) taxable income (loss) related to other items excluded from FFO or Core FFO (collectively referred to as "other income tax items"), gains (losses) on debt transactions, gains (losses) on and related costs of acquisitions, gains on the sale of merchant buildings, promote income and charges related to major overhead restructuring activities, including severance. Although our calculation of Core FFO differs from NAREIT's definition of FFO and may not be comparable to that of other REITs and real estate companies, we believe it provides a meaningful supplemental measure of our operating performance.

Adjusted Funds from Operations *("AFFO")*: AFFO is a supplemental performance measure defined by the company as Core FFO (as defined above), less recurring building improvements and total second generation capital expenditures (the leasing of vacant space that had previously been under lease by the company is referred to as second generation lease activity) related to leases commencing during the reporting period, and adjusted for certain non-cash items including straight line rental income and expense, non-cash components of interest expense and stock compensation expense, and after similar adjustments for unconsolidated partnerships and joint ventures.

EBITDA for Real Estate ("EBITDAre"): EBITDAre is defined by NAREIT as earnings, before interest, taxes, depreciation and amortization ("EBITDA") adjusted to exclude gains (losses) on sales of depreciable property, gains (losses) on change of control, impairment charges related to depreciable real estate assets and to include share of EBITDAre of unconsolidated joint ventures.

Core EBITDA: Core EBITDA is defined by the Company as the EBITDAre, adjusted to exclude gains (losses) on land sales, impairment charges related to land, gains (losses) on and related costs of business combinations, capital transactions, promote income and severance charges related to major overhead restructuring activities. Core EBITDA is also adjusted from EBITDAre to include non-real estate asset related depreciation expense.

Property Level Net Operating Income - Cash Basis ("PNOI"): PNOI is comprised of rental revenues from continuing operations less rental expenses and real estate taxes from continuing operations, along with adjustments to exclude the amortization of above and below market rents, amortization of lease concessions, lease termination fees as well as an adjustment to add back intercompany rent. PNOI, as we calculate it, may not be directly comparable to similarly titled, but differently calculated, measures for other REITs. We believe that PNOI is another useful supplemental performance measure, as it is an input in many REIT valuation models and it provides a means by which to evaluate the performance of the properties within our Rental Operations segments.

Same Property Performance Net Operating Income ("SPNOI"): We evaluate the performance of our properties, including our share of properties we jointly control, on a "same property" basis, using PNOI with certain minor adjustments. The same property pool of properties is defined once a year at the beginning of the current calendar year, and includes buildings that were in the stabilized portfolio throughout both the current and prior calendar years in both periods. The same property pool is adjusted for dispositions subsequent to its initial establishment. Same property NOI excludes term fees.

FFO, Core FFO and AFFO

(in thousands)

	2018 Guidance	2017 Actual	2016 Actual	2015 Actual	2014 Actual	2013 Actual
Net income attributable to common shareholders	$ 382,150	$ 1,634,431	$ 312,143	$ 615,310	$ 204,893	$ 153,044
Add back:						
Noncontrolling interest in earnings of unitholders	3,616	15,176	3,089	6,404	2,627	2,094
Net Income Attributable to Common Shareholders-Diluted	$ 385,766	$ 1,649,607	$ 315,232	$ 621,714	$ 207,520	$ 155,138
Reconciliation to Funds From Operations ("FFO")						
Net Income Attributable to Common Shareholders	$ 382,150	$ 1,634,431	$ 312,143	$ 615,310	$ 204,893	$ 153,044
Adjustments:						
Depreciation and amortization	307,742	299,472	317,818	320,846	384,617	409,050
Joint Venture share of adjustments	(2,571)	(41,019)	(40,405)	13,336	(56,422)	(19,987)
Gains on property sales, net of taxes and impairments	(206,064)	(1,448,080)	(159,979)	(651,941)	(167,947)	(192,421)
Noncontrolling interest share of adjustments	(892)	10,939	(1,157)	3,265	(2,030)	(2,645)
NAREIT FFO Attributable to Common Shareholders - Basic	480,365	455,743	428,420	300,816	363,111	347,041
Noncontrolling interest in income of unitholders	3,616	15,176	3,089	6,404	2,627	2,094
Noncontrolling interest share of adjustments	892	(10,939)	1,157	(3,265)	2,030	2,645
NAREIT FFO Attributable to Common Shareholders - Diluted	$ 484,873	$ 459,980	$ 432,666	$ 303,955	$ 367,768	$ 351,780
Gain on land sales, including share of joint ventures	(6,246)	(12,329)	(13,040)	(35,054)	(10,441)	(9,547)
Gain on non-depreciable property sale - joint venture	—	(119)	(6,156)	—	—	—
Loss on debt extinguishment, including share of joint ventures	—	26,104	35,526	85,713	283	9,433
Adjustments for redemption/repurchase of preferred shares	—	—	—	—	13,752	5,932
Land impairment charges, including joint ventures	—	3,622	14,299	41,637	33,700	3,777
Other income tax items	—	(7,685)	—	—	—	(641)
Overhead restructuring charges	—	—	—	7,422	—	—
Promote income	—	(20,007)	(26,299)	—	—	—
Acquisition-related activity	—	—	(7,176)	8,499	1,099	3,093
Core FFO Attributable to Common Shareholders - Diluted	$ 478,627	$ 449,566	$ 429,820	$ 412,172	$ 406,161	$ 363,827
Adjusted FFO						
Core FFO - Diluted	$ 478,627	$ 449,566	$ 429,820	$ 412,172	$ 406,161	$ 363,827
Adjustments:						
Straight-line rental income and expense	(26,394)	(17,328)	(17,107)	(23,232)	(22,170)	(17,552)
Amortization of above/below market rents and concessions	(2,073)	1,201	1,526	3,659	5,348	9,054
Recurring capital expenditures	(48,556)	(59,051)	(60,894)	(61,693)	(81,447)	(82,799)
Other	25,576	24,270	24,749	23,804	22,127	23,917
Adjusted FFO - Diluted	$ 427,180	$ 398,658	$ 378,094	$ 354,710	$ 330,019	$ 296,447
Dividends Paid (Excluding Special Dividends)	$ 288,377	$ 276,539	$ 257,822	$ 241,293	$ 231,178	$ 223,286
Special Dividends	$ —	$ 305,628	$ —	$ 69,055	$ —	$ —

SPNOI
(unaudited and in thousands)

Same Property Net Operating Income (Industrial Only)	Three Months Ended	
	June 30, 2018	June 30, 2017
Income from continuing operations before income taxes	$ 192,814	$ 124,620
Share of property NOI from unconsolidated joint ventures	3,904	3,934
Income and expense items not allocated to segments	(44,117)	1,996
Earnings from service operations	(3,212)	(1,202)
Properties not included and other adjustments	(33,085)	(17,453)
Same Property NOI	$ 116,304	$ 111,895
Percent Increase	3.9%	

	Six Months Ended	
	June 30, 2018	June 30, 2017
Income from continuing operations before income taxes	$ 276,667	$ 193,442
Share of same property NOI from unconsolidated joint ventures	7,909	7,894
Income and expense items not allocated to segments	15,508	64,461
Earnings from service operations	(3,904)	(2,977)
Properties not included and other adjustments	(65,282)	(40,135)
Same Property NOI	$ 230,898	$ 222,685
Percent Increase	3.7%	

CoStar Disclaimer

THESE COSTAR PORTFOLIO STRATEGY MATERIALS CONTAIN FINANCIAL AND OTHER INFORMATION FROM A VARIETY OF PUBLIC AND PROPRIETARY SOURCES. COSTAR GROUP, INC. AND ITS AFFILIATES (COLLECTIVELY, "COSTAR") HAVE ASSUMED AND RELIED UPON, WITHOUT INDEPENDENT VERIFICATION, THE ACCURACY AND COMPLETENESS OF SUCH THIRD PARTY INFORMATION IN PREPARING THESE MATERIALS.

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